UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No._ )

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_______	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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_______	Definitive Proxy Statement

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_______	Soliciting Material Pursuant to §240.14a-12

Navistar International Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 14, 2017.

NAVISTAR INTERNATIONAL CORPORATION

Meeting Information

Meeting Type: Annual Meeting
For holders as of: December 19, 2016
Date: February 14, 2017 **Time:** 9:00 AM Central Time
Location: Navistar International Corporation
Corporate Headquarters
2701 Navistar Drive
Cyrus Hall Auditorium
Lisle, Illinois 60532

NAVISTAR®

NAVISTAR INTERNATIONAL CORPORATION
2701 NAVISTAR DRIVE
LISLE, IL 60532

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com*, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com,* or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
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* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 31, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

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VIEW MATERIALS & VOTE

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to *www.proxyvote.com* or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends that you vote FOR the following:

1. ELECTION OF DIRECTORS

Nominees:

01) Troy A. Clarke
02) José Maria Alapont
03) Stephen R. D'Arcy
04) Vincent J. Intrieri
05) General (Retired) Stanley A. McChrystal
06) Samuel J. Merksamer
07) Mark H. Rachesky, M.D.
08) Michael F. Sirignano
09) Dennis A. Suskind

The Board of Directors recommends you vote FOR the following proposal:

2. Advisory Vote on Executive Compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3. Advisory Vote on Frequency of Vote on Executive Compensation.

The Board of Directors recommends you vote FOR the following proposal:

4. Vote to ratify the selection of KPMG LLP as our independent registered public accounting firm.

The foregoing items of business are more fully described in the Proxy Statement accompanying this card. The Board of Directors of the Company has fixed the close of business on December 19, 2016, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

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